QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Sec. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

        In connection with the filing by Hospitality Properties Trust (the "Company") of the Annual Report on Form 10-K for the year ended December 31, 2011 (the "Report"), each of the undersigned hereby certifies, to the best of his knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Barry M. Portnoy Barry M. Portnoy Managing Trustee	/s/ John G. Murray John G. Murray President and Chief Operating Officer
/s/ Adam D. Portnoy Adam D. Portnoy Managing Trustee	/s/ Mark L. Kleifges Mark L. Kleifges Treasurer and Chief Financial Officer

Date: February 29, 2012

QuickLinks

  EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Sec. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)